Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 26. Subsequent events
(i) Acquisiton of Elemeno
On January 4, 2023, Semantix entered into an agreement, through its for the acquisition of 100% of total share capital of Elemeno Inc. (“Elemeno”), a US-based, cloud-managed, machine learning operations (MLOps) platform provider focused on helping businesses leverage the benefits of artificial intelligence. Elemeno specifically aims to automate the development, deployment, and management of machine learning (ML) software with an easy-to-use interface and, in so doing, accelerate artificial intelligence adoption for businesses and organizations. Semantix expects the acquisition of Elemeno to complement and enhance its flagship proprietary platform, the Semantix Data Platform (SDP), and specifically strengthen SDP’s MLOps suite. The transaction was structured as a merger of a Semantix subsidiary with Elemeno, with the surviving company becoming a subsidiary of Semantix. On February 21, 2023, the acquisition was consummated.
This acquisition is not considered material for Semantix consolidated financial statements. The purchase price is mostly allocated to goodwill, representing the value of expected synergies arising from the acquisition.
The acquisition date fair value of each major class of consideration, including the allocation of the purchase price has not been completed by the Group considering the recent date of acquisition as of the date of these consolidated financials statements. The results of these operations of the businesses acquired for periods prior to acquisition dates, individually and in the aggregate, were not material to the Company´s consolidated statements of profit or loss. Therefore, the consolidated financial statements do not include this information.